Exhibit 99.1

For Immediate Release

Contacts:	Krista Bessinger	Bob Wynne
	Oracle Investor Relations	Oracle Corporate Communications
	+1.650.506.4073	+1.650.506.5834
	investor_us@oracle.com	bob.wynne@oracle.com

ORACLE REPORTS Q3 GAAP EPS UP 36% TO 20 CENTS, NON-GAAP EPS UP 31% TO 25 CENTS

Applications New License Revenues Up 57%, Database and Middleware New License Revenues Up 17%

REDWOOD SHORES, Calif., March 20, 2007 — Oracle Corporation (NASDAQ-GS: ORCL) today announced that fiscal 2007 Q3 GAAP earnings per share were up 36% to $0.20, compared with the same quarter last year. Third quarter GAAP revenues were up 27% to $4.4 billion, while quarterly GAAP net income was up 35% to $1.03 billion. Total GAAP software revenues were up 25% to $3.5 billion with GAAP database and middleware new license revenues up 17% and GAAP applications new license revenues up 57%. GAAP services revenues were $916 million, up 36% compared to the same quarter last year.

Third quarter non-GAAP earnings per share were up 31% to $0.25, and non-GAAP net income was up 30% to $1.3 billion compared to Q3 last year.

“Both revenue and earnings growth accelerated sharply in the third quarter,” said Oracle President and CFO, Safra Catz. “We exceeded guidance on every metric with strong revenue growth across all product lines and in all geographies. We’ve now completed eleven quarters of our five year EPS growth plan of 20% per year, and we are delivering earnings growth comfortably ahead of that target.”

“Our middleware new license sales grew 82% in the third quarter and 62% over the last twelve months,” said CEO, Larry Ellison. “This compares to BEA’s growth rate of 8% in their most recently reported quarter and 12% over their last year. Not only are we growing faster than BEA, we’re now larger than they are in the middleware business.”

“Our applications new license sales grew 57% in the third quarter and 61% over the last twelve months,” said President, Charles Phillips. “This compares to SAP’s growth rate of 7% in their most recently reported quarter and 10% over their last year. Although SAP is still larger than Oracle in the applications business, we are closing the gap consistently and rapidly.”

-more-

Q3 Earnings Announcement

Oracle will hold a conference call and web broadcast today to discuss these results at 2:00 p.m. (PDT) / 5:00 p.m. (EDT). To access the live web broadcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. Please hold down your control key while pressing refresh to ensure that the weblink is visible.

###

Oracle Corporation is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please visit Oracle on the web at www.oracle.com/investor or call Investor Relations at (650) 506-4073.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions could adversely affect our revenue growth and profitability through reductions in IT budgets and expenditures. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases, or a decline in our renewal rates for software license updates and product support. (3) We cannot assure market acceptance of new products or new versions of existing products. (4) We have an active acquisition program (including our recently announced proposed acquisition of Hyperion Solutions Corporation) and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations. (5) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this release is current as of March 20, 2007. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q3 FISCAL 2007 QUARTER TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended February 28,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2007	% of Revenues		2006	% of Revenues

REVENUES
New software licenses	$1,390	31%		$1,096	32%		27%		23%
Software license updates and product support	2,108	48%		1,703	49%		24%		20%

Software Revenues	3,498	79%		2,799	81%		25%		21%

Services	916	21%		671	19%		36%		32%

Total Revenues	4,414	100%		3,470	100%		27%		23%

OPERATING EXPENSES
Sales and marketing	967	22%		756	22%		28%		24%
Software license updates and product support	210	5%		178	5%		17%		14%
Cost of services	820	18%		612	18%		34%		29%
Research and development	570	13%		467	14%		22%		21%
General and administrative	175	4%		146	4%		20%		17%
Amortization of intangible assets	222	5%		148	4%		50%		50%
Acquisition related	53	1%		84	2%		(37%	)	(37%	)
Restructuring	3	0%		27	1%		(87%	)	(88%	)

Total Operating Expenses	3,020	68%		2,418	70%		25%		22%

OPERATING INCOME	1,394	32%		1,052	30%		32%		27%
Interest expense	(82)	(2%	)	(49)	(1%	)	66%		*
Non-operating income, net	94	2%		75	2%		26%		*

INCOME BEFORE PROVISION FOR INCOME TAXES	1,406	32%		1,078	31%		30%		*

Provision for income taxes	373	9%		313	9%		19%		*

NET INCOME	$1,033	23%		$765	22%		35%		*

EARNINGS PER SHARE:
Basic	$0.20			$0.15			36%
Diluted	$0.20			$0.14			36%

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,159			5,207			(1%	)
Diluted	5,257			5,304			(1%	)

* not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2006, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar weakened relative to major international currencies in the three months ended February 28, 2007 compared with the corresponding prior year period, contributing 4 percentage points of revenue, 3 percentage points of operating expense and 5 percentage points of operating income growth.

ORACLE CORPORATION

Q3 FISCAL 2007 QUARTER TO DATE FINANCIAL RESULTS

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Three Months Ended February 28,						% Increase (Decrease) in US $
	2007 GAAP	Adj.	2007 Non-GAAP	2006 GAAP	Adj.	2006 Non-GAAP	GAAP		Non-GAAP

TOTAL REVENUES (2)	$4,414	$35	$4,449	$3,470	$64	$3,534	27%		26%

TOTAL SOFTWARE REVENUES (2)	$3,498	$35	$3,533	$2,799	$64	$2,863	25%		23%
New software licenses	1,390	—	1,390	1,096	—	1,096	27%		27%
Software license updates and product support (2)	2,108	35	2,143	1,703	64	1,767	24%		21%

TOTAL OPERATING EXPENSES	$3,020	$(326)	$2,694	$2,418	$(267)	$2,151	25%		25%
Stock-based compensation (3)	48	(48)	—	8	(8)	—	537%		0%
Amortization of intangible assets (4)	222	(222)	—	148	(148)	—	50%		0%
Acquisition related	53	(53)	—	84	(84)	—	(37%	)	0%
Restructuring	3	(3)	—	27	(27)	—	(87%	)	0%

OPERATING INCOME	$1,394	$361	$1,755	$1,052	$331	$1,383	32%		27%

OPERATING MARGIN %	32%		39%	30%		39%	1%		0%

INCOME TAX EFFECTS ON ABOVE ADJUSTMENTS (5)	$373	$93	$466	$313	$96	$409	19%		14%

NET INCOME	$1,033	$268	$1,301	$765	$235	$1,000	35%		30%

DILUTED EARNINGS PER SHARE (6)	$0.20		$0.25	$0.14		$0.19	36%		31%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING (6)	5,257	5	5,262	5,304	—	5,304	(1%	)	(1%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	Estimated revenues related to assumed support contracts, as of February 28, 2007, that will not be recognized in future periods due to business combination accounting rules are as follows:

Remainder of Fiscal 2007	$22
Fiscal 2008	13

Total	$35

(3)	Stock-based compensation is included in the following GAAP operating expenses:

	Q3 Fiscal 2007			Q3 Fiscal 2006
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$9	$(9)	$—	$2	$(2)	$—
Software license updates and product support	3	(3)	—	1	(1)	—
Cost of services	3	(3)	—	2	(2)	—
Research and development	21	(21)	—	3	(3)	—
General and administrative	12	(12)	—	—	—	—

Subtotal	48	(48)	—	8	(8)	—

Acquisition related	—	—	—	4	(4)	—

Total stock-based compensation	$48	$(48)	$—	$12	$(12)	$—

Stock-based compensation expense in the third quarter of fiscal 2007 is recognized at fair value under FASB Statement 123R. Stock-based compensation expense in the third quarter of fiscal 2006 is recognized at intrinsic value under APB Opinion 25 and pertains only to unvested stock options assumed from acquisitions.

(4)	Estimated future amortization expense related to intangible assets as of February 28, 2007 is as follows:

Remainder of Fiscal 2007	$225
Fiscal 2008	888
Fiscal 2009	880
Fiscal 2010	756
Fiscal 2011	536
Fiscal 2012	419
Thereafter	1,027

Total	$4,731

(5)	The income tax provision was calculated reflecting a tax rate of 26.5% and 29.0% in the third quarter of fiscal 2007 and 2006, respectively.

(6)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted shares outstanding were calculated excluding the effects of expensing stock options under Statement 123R.

ORACLE CORPORATION

Q3 FISCAL 2007 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Nine Months Ended February 28,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2007	% of Revenues		2006	% of Revenues

REVENUES
New software licenses	$3,401	28%		$2,783	29%		22%		19%
Software license updates and product support	6,056	50%		4,764	50%		27%		24%

Software Revenues	9,457	78%		7,547	79%		25%		22%

Services	2,710	22%		1,982	21%		37%		33%

Total Revenues	12,167	100%		9,529	100%		28%		24%

OPERATING EXPENSES
Sales and marketing	2,632	21%		2,076	22%		27%		24%
Software license updates and product support	613	5%		514	6%		19%		17%
Cost of services	2,419	20%		1,757	19%		38%		34%
Research and development	1,596	13%		1,335	14%		20%		19%
General and administrative	503	4%		410	4%		23%		20%
Amortization of intangible assets	623	5%		398	4%		57%		57%
Acquisition related (2)	65	1%		122	1%		(47%	)	(47%	)
Restructuring	23	0%		38	0%		(38%	)	(39%	)

Total Operating Expenses	8,474	69%		6,650	70%		27%		25%

OPERATING INCOME	3,693	31%		2,879	30%		28%		23%
Interest expense	(248)	(2%	)	(86)	(1%	)	187%		*
Non-operating income, net	277	2%		138	2%		100%		*

INCOME BEFORE PROVISION FOR INCOME TAXES	3,722	31%		2,931	31%		27%		*

Provision for income taxes	1,052	9%		850	9%		24%		*

NET INCOME	$2,670	22%		$2,081	22%		28%		*

EARNINGS PER SHARE:
Basic	$0.51			$0.40			28%
Diluted	$0.51			$0.40			28%

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,186			5,169			0%
Diluted	5,284			5,262			0%

* not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2006, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar weakened relative to major international currencies in the nine months ended February 28, 2007 compared with the corresponding prior year period, contributing 4 percentage points of revenue, 2 percentage points of operating expense and 5 percentage points of operating income growth.

(2)	Acquisition related costs include a benefit of $51.5 million during the nine months ended February 28, 2007 related to the settlement of a pre-acquisition lawsuit against PeopleSoft, Inc. filed on behalf of the U.S. government. Please see Appendix A for further discussion.

ORACLE CORPORATION

Q3 FISCAL 2007 YEAR TO DATE FINANCIAL RESULTS

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Nine Months Ended February 28,						% Increase (Decrease) in US $
	2007 GAAP	Adj.	2007 Non-GAAP	2006 GAAP	Adj.	2006 Non-GAAP	GAAP		Non-GAAP

TOTAL REVENUES (2)	$12,167	$158	$12,325	$9,529	$305	$9,834	28%		25%

TOTAL SOFTWARE REVENUES (2)	$9,457	$158	$9,615	$7,547	$305	$7,852	25%		22%
New software licenses	3,401	—	3,401	2,783	—	2,783	22%		22%
Software license updates and product support (2)	6,056	158	6,214	4,764	305	5,069	27%		23%

TOTAL OPERATING EXPENSES	$8,474	$(856)	$7,618	$6,650	$(582)	$6,068	27%		26%
Stock-based compensation (3)	145	(145)	—	24	(24)	—	511%		0%
Amortization of intangible assets (4)	623	(623)	—	398	(398)	—	57%		0%
Acquisition related	65	(65)	—	122	(122)	—	(47%	)	0%
Restructuring	23	(23)	—	38	(38)	—	(38%	)	0%

OPERATING INCOME	$3,693	$1,014	$4,707	$2,879	$887	$3,766	28%		25%

OPERATING MARGIN %	30%		38%	30%		38%	0%		0%

INCOME TAX EFFECTS ON ABOVE ADJUSTMENTS (5)	$1,052	$287	$1,339	$850	$257	$1,107	24%		21%

NET INCOME	$2,670	$727	$3,397	$2,081	$630	$2,711	28%		25%

DILUTED EARNINGS PER SHARE (6)	$0.51		$0.64	$0.40		$0.52	28%		25%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING (6)	5,284	9	5,293	5,262	—	5,262	0%		1%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	Estimated revenues related to assumed support contracts, as of February 28, 2007, that will not be recognized in future periods due to business combination accounting rules are as follows:

Remainder of Fiscal 2007	$22
Fiscal 2008	13

Total	$35

(3)	Stock-based compensation is included in the following GAAP operating expenses:

	First Nine Months Fiscal 2007			First Nine Months Fiscal 2006
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$27	$(27)	$—	$5	$(5)	$—
Software license updates and product support	8	(8)	—	2	(2)	—
Cost of services	11	(11)	—	6	(6)	—
Research and development	63	(63)	—	11	(11)	—
General and administrative	36	(36)	—	—	—	—

Subtotal	145	(145)	—	24	(24)	—

Acquisition related	1	(1)	—	9	(9)	—

Total stock-based compensation	$146	$(146)	$—	$33	$(33)	$—

Stock-based compensation expense in the first nine months of fiscal 2007 is recognized at fair value under FASB Statement 123R. Stock-based compensation expense in the first nine months of fiscal 2006 is recognized at intrinsic value under APB Opinion 25 and pertains only to unvested stock options assumed from acquisitions.

(4)	Estimated future amortization expense related to intangible assets as of February 28, 2007 is as follows:

Remainder of Fiscal 2007	$225
Fiscal 2008	888
Fiscal 2009	880
Fiscal 2010	756
Fiscal 2011	536
Fiscal 2012	419
Thereafter	1,027

Total	$4,731

(5)	The income tax provision was calculated reflecting a tax rate of 28.3% and 29.0% in the first nine months of fiscal 2007 and 2006, respectively.

(6)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted shares outstanding were calculated excluding the effects of expensing stock options under Statement 123R.

ORACLE CORPORATION

Q3 FISCAL 2007 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS (1)

($ in millions)

	February 28, 2007	May 31, 2006

ASSETS

Current Assets:
Cash and cash equivalents	$5,250	$6,659
Marketable securities	1,195	946
Trade receivables, net	2,795	3,022
Deferred tax assets	785	714
Other current assets	639	633

Total Current Assets	10,664	11,974

Non-Current Assets:
Property, net	1,465	1,391
Intangible assets, net	4,731	4,528
Goodwill	11,917	9,809
Other assets	592	1,327

Total Non-Current Assets	18,705	17,055

TOTAL ASSETS	$29,369	$29,029

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Short-term borrowings and current portion of long-term debt	$3	$159
Accounts payable	273	268
Income taxes payable	765	810
Accrued compensation and related benefits	1,011	1,172
Accrued restructuring	142	412
Deferred revenues	2,948	2,830
Other current liabilities	1,188	1,279

Total Current Liabilities	6,330	6,930

Non-Current Liabilities:
Long-term debt	5,736	5,735
Deferred tax liabilities	654	564
Accrued restructuring	249	273
Deferred revenues	87	114
Minority interests	266	202
Other long-term liabilities	256	199

Total Non-Current Liabilities	7,248	7,087

Stockholders’ Equity	15,791	15,012

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$29,369	$29,029

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q3 FISCAL 2007 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (1)

($ in millions)

	Nine Months Ended February 28,
	2007	2006

Cash Flows From Operating Activities:
Net income	$2,670	$2,081
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	184	160
Amortization of intangible assets	623	398
Deferred income taxes	(20)	(115)
Minority interests in income	52	27
Stock-based compensation	146	33
Tax benefit on the exercise of stock options	259	100
Excess tax benefits from stock-based compensation (2)	(204)	—
In-process research and development	95	86
Net investment gains related to equity securities	(20)	(12)
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables	501	670
(Increase) decrease in prepaid expenses and other assets	(33)	135
Decrease in accounts payable and other liabilities	(817)	(382)
Decrease in income taxes payable	(110)	(301)
Decrease in deferred revenues	(21)	(18)

Net cash provided by operating activities	3,305	2,862

Cash Flows From Investing Activities:
Purchases of marketable securities	(4,681)	(1,473)
Proceeds from maturities and sale of investments	4,653	3,083
Acquisitions, net of cash acquired	(2,290)	(3,932)
Purchases of equity and other investments	(5)	(609)
Capital expenditures	(183)	(161)
Proceeds from sales of property	2	140

Net cash used for investing activities	(2,504)	(2,952)

Cash Flows From Financing Activities:
Payments for repurchase of common stock (3)	(2,933)	(324)
Proceeds from issuance of common stock	684	333
Proceeds from borrowings, net of financing costs	—	12,636
Payments of debt	(175)	(9,446)
Excess tax benefits from stock-based compensation (2)	204	—
Distributions to minority interests	(46)	(39)

Net cash (used for) provided by financing activities	(2,266)	3,160

Effect of exchange rate changes on cash and cash equivalents	56	(43)

Net (decrease) increase in cash and cash equivalents	(1,409)	3,027

Cash and cash equivalents at beginning of period	6,659	3,894

Cash and cash equivalents at end of period	$5,250	$6,921

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

(2)	Excess tax benefits received from stock-based compensation arrangements are presented as financing cash inflows rather than operating cash inflows prospectively from June 1, 2006, which is our adoption date of Statement 123R. Prior period reclassifications are not allowed.

(3)	We repurchased 179 million shares for approximately $3 billion during the nine months ended February 28, 2007 (including 3 million shares for $51 million that were repurchased but not settled as of February 28, 2007).

ORACLE CORPORATION

Q3 FISCAL 2007 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2006				Fiscal 2007 (2)
	Q1	Q2	Q3	Q4	Q1	Q2	Q3 (3)	Q4

GAAP Operating Cash Flow	$3,596	$3,509	$3,857	$4,541	$4,706	$4,651	$4,984

Capital Expenditures (4)	(206)	(182)	(199)	(236)	(233)	(256)	(258)

Free Cash Flow	$3,390	$3,327	$3,658	$4,305	$4,473	$4,395	$4,726

% Growth	6%	4%	8%	28%	32%	32%	29%

GAAP Net Income	$2,896	$2,878	$3,103	$3,381	$3,532	$3,702	$3,970

Free Cash Flow as a % of Net Income	117%	116%	118%	127%	127%	119%	119%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	We adopted FASB Statement 123R on June 1, 2006 under the modified prospective method. Under the modified prospective method, prior period reclassifications are not allowed. Excess tax benefits received from stock-based compensation arrangements are presented as financing cash inflows rather than operating cash inflows prospectively from June 1, 2006. Excess tax benefits reclassified from GAAP Operating Cash Flow were $204 million for the trailing 4-quarters ended February 28, 2007.

(3)	Free cash flow and free cash flow as a percent of GAAP net income for the first nine months of fiscal 2006 and first nine months of fiscal 2007:

	First Nine Months of Fiscal 2006	First Nine Months of Fiscal 2007

GAAP Operating Cash Flow	$2,862	$3,305
Capital Expenditures (4)	(161)	(183)

Free Cash Flow	$2,701	$3,122

% Growth	12%	16%

GAAP Net Income	$2,081	$2,670

Free Cash Flow as a % of Net Income	130%	117%

(4)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

Q3 FISCAL 2007 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

(in millions, except headcount data)

	Fiscal 2006					Fiscal 2007
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

REVENUES

New software licenses	$629	$1,058	$1,096	$2,121	$4,905	$804	$1,207	$1,390		$3,401
Software license updates and product support	1,502	1,559	1,703	1,873	6,636	1,941	2,007	2,108		6,056

Software Revenues	2,131	2,617	2,799	3,994	11,541	2,745	3,214	3,498		9,457

Consulting	481	506	501	632	2,120	640	716	694		2,051
On Demand	84	87	96	130	397	125	140	142		406
Education	72	82	74	95	322	81	93	80		253

Services Revenues	637	675	671	857	2,839	846	949	916		2,710

Total Revenues	$2,768	$3,292	$3,470	$4,851	$14,380	$3,591	$4,163	$4,414		$12,167

AS REPORTED REVENUE GROWTH RATES
New software licenses	12%	9%	16%	32%	20%	28%	14%	27%		22%
Software license updates and product support	28%	25%	23%	24%	25%	29%	29%	24%		27%
Software Revenues	23%	18%	20%	28%	23%	29%	23%	25%		25%

Consulting	36%	28%	7%	7%	17%	33%	42%	38%		38%
On Demand	18%	20%	26%	62%	32%	49%	61%	48%		52%
Education	42%	25%	9%	11%	20%	13%	14%	8%		12%
Services Revenues	34%	26%	9%	13%	19%	33%	41%	36%		37%

Total Revenues	25%	19%	18%	25%	22%	30%	26%	27%		28%

CONSTANT CURRENCY GROWTH RATES
New software licenses	10%	12%	20%	32%	21%	26%	10%	23%		19%
Software license updates and product support	26%	27%	27%	25%	26%	27%	25%	20%		24%
Software Revenues	21%	20%	24%	28%	24%	27%	19%	21%		22%

Consulting	34%	31%	10%	8%	19%	31%	37%	34%		34%
On Demand	17%	22%	29%	63%	33%	47%	56%	43%		49%
Education	40%	27%	13%	12%	21%	11%	11%	4%		9%
Services Revenues	32%	29%	13%	14%	21%	31%	36%	32%		33%

Total Revenues	23%	22%	22%	26%	23%	28%	23%	23%		24%

GEOGRAPHIC REVENUES

REVENUES
Americas	$1,475	$1,733	$1,848	$2,595	$7,652	$1,956	$2,170	$2,315		$6,441
Europe, Middle East & Africa	883	1,090	1,164	1,572	4,708	1,140	1,422	1,484		4,046
Asia Pacific	410	469	458	684	2,020	495	571	615		1,680

Total Revenues	$2,768	$3,292	$3,470	$4,851	$14,380	$3,591	$4,163	$4,414		$12,167

HEADCOUNT (2)

GEOGRAPHIC AREA
Domestic	21,198	21,133	23,256	23,209		23,503	24,054	24,253
International	28,318	30,021	32,326	32,924		41,623	44,380	46,228

Total Company	49,516	51,154	55,582	56,133		65,126	68,434	70,481

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Headcount has increased primarily due to acquisitions and the consolidation of i-flex beginning in the first quarter of fiscal 2007.

ORACLE CORPORATION

Q3 FISCAL 2007 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2006					Fiscal 2007
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

APPLICATIONS REVENUES
New software licenses	$127	$266	$269	$641	$1,303	$228	$340	$423		$990
Software license updates and product support	466	502	608	676	2,252	703	728	769		2,200

Software Revenues	$593	$768	$877	$1,317	$3,555	$931	$1,068	$1,192		$3,190

AS REPORTED GROWTH RATES
New software licenses	84%	24%	77%	83%	66%	80%	28%	57%		50%
Software license updates and product support	96%	98%	73%	52%	75%	51%	45%	27%		40%
Software Revenues	93%	64%	74%	66%	71%	57%	39%	36%		43%

CONSTANT CURRENCY GROWTH RATES
New software licenses	82%	27%	82%	83%	67%	78%	25%	52%		46%
Software license updates and product support	93%	101%	79%	53%	77%	49%	41%	23%		36%
Software Revenues	91%	67%	80%	66%	72%	55%	35%	32%		39%

DATABASE & MIDDLEWARE REVENUES
New software licenses	$502	$792	$827	$1,480	$3,602	$576	$867	$967		$2,411
Software license updates and product support	1,036	1,057	1,095	1,197	4,384	1,238	1,279	1,339		3,856

Software Revenues	$1,538	$1,849	$1,922	$2,677	$7,986	$1,814	$2,146	$2,306		$6,267

AS REPORTED GROWTH RATES
New software licenses	2%	5%	4%	18%	9%	15%	9%	17%		14%
Software license updates and product support	10%	6%	6%	12%	8%	19%	21%	22%		21%
Software Revenues	7%	5%	5%	15%	9%	18%	16%	20%		18%

CONSTANT CURRENCY GROWTH RATES
New software licenses	0%	8%	8%	18%	10%	13%	5%	13%		10%
Software license updates and product support	9%	8%	9%	13%	9%	18%	18%	19%		18%
Software Revenues	6%	8%	9%	15%	10%	16%	13%	16%		15%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION

Q3 FISCAL 2007 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUE ANALYSIS (1) (2)

($ in millions)

	Fiscal 2006								Fiscal 2007
	Q1		Q2		Q3		Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS

Database & Middleware	$194		$327		$334		$662	$1,518	$232	$333	$383		$948
Applications	75		163		148		395	782	126	195	250		572

New Software License Revenues	$269		$490		$482		$1,057	$2,300	$358	$528	$633		$1,520

AS REPORTED GROWTH RATES
Database & Middleware	(2%	)	15%		16%		22%	16%	19%	2%	15%		11%
Applications	150%		41%		61%		73%	67%	69%	19%	69%		48%
New Software License Revenues	19%		22%		27%		37%	29%	33%	8%	31%		22%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	(4%	)	13%		14%		21%	14%	18%	2%	15%		11%
Applications	148%		40%		60%		72%	66%	69%	19%	69%		48%
New Software License Revenues	17%		21%		25%		36%	28%	32%	7%	31%		22%

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$164		$282		$316		$515	$1,278	$184	$341	$363		$888
Applications	38		75		96		158	366	69	101	124		294

New Software License Revenues	$202		$357		$412		$673	$1,644	$253	$442	$487		$1,182

AS REPORTED GROWTH RATES
Database & Middleware	4%		(7%	)	(3%	)	7%	1%	12%	21%	15%		16%
Applications	38%		(6%	)	119%		108%	61%	83%	35%	29%		41%
New Software License Revenues	9%		(7%	)	12%		20%	10%	25%	24%	18%		22%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	3%		0%		6%		7%	5%	8%	11%	6%		9%
Applications	36%		1%		138%		108%	67%	78%	25%	19%		32%
New Software License Revenues	8%		0%		22%		21%	14%	21%	14%	9%		14%

ASIA PACIFIC

Database & Middleware	$134		$176		$170		$292	$771	$149	$185	$213		$547
Applications	14		28		25		88	155	33	44	49		124

New Software License Revenues	$148		$203		$195		$380	$926	$182	$229	$262		$671

AS REPORTED GROWTH RATES
Database & Middleware	2%		9%		1%		31%	13%	12%	5%	26%		14%
Applications	28%		48%		52%		94%	69%	126%	58%	89%		84%
New Software License Revenues	4%		13%		5%		42%	20%	23%	12%	34%		23%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	0%		14%		6%		34%	16%	13%	2%	24%		13%
Applications	23%		50%		60%		96%	71%	124%	53%	83%		79%
New Software License Revenues	2%		18%		11%		45%	23%	24%	9%	32%		21%

TOTAL COMPANY

Database & Middleware	$492		$785		$820		$1,469	$3,567	$565	$859	$959		$2,383
Applications	127		266		269		641	1,303	228	340	423		990

New Software License Revenues	$619		$1,051		$1,089		$2,110	$4,870	$793	$1,199	$1,382		$3,373

AS REPORTED GROWTH RATES
Database & Middleware	1%		5%		5%		18%	9%	15%	9%	17%		14%
Applications	84%		24%		77%		83%	66%	80%	28%	57%		50%
New Software License Revenues	12%		9%		17%		32%	20%	28%	14%	27%		22%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	0%		8%		9%		18%	10%	13%	5%	13%		10%
Applications	82%		27%		82%		83%	67%	78%	25%	52%		46%
New Software License Revenues	10%		12%		21%		32%	21%	27%	10%	23%		19%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.

APPENDIX A

ORACLE CORPORATION

Q3 FISCAL 2007 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the table, which exclude certain business combination accounting entries and expenses related to acquisitions as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effect:

•

Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with acquisitions. Because these are typically one-year contracts, our GAAP revenues for the one-year period subsequent to acquisitions do not reflect the full amount of software license updates and product support revenues on assumed support contracts that would have otherwise been recorded by the acquired entities. The non-GAAP adjustment is intended to reflect the full amount of such revenues. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot be sure that customers will renew these contracts.

•

Stock-based compensation expenses: We adopted FASB Statement No. 123R, Share-Based Payments, on June 1, 2006 under the modified prospective method. Statement 123R requires us to record non-cash operating expenses associated with stock option awards at their estimated fair values. Prior to our Statement 123R adoption, we were required to record stock-based compensation expenses at intrinsic values, which were substantially related to options assumed from acquisitions. In accordance with the modified prospective method, our financial statements for prior periods have not been restated to reflect, and do not include, the changes in methodology to expense options at fair values in accordance with Statement 123R. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets expenses: We have excluded the effect of amortization of intangibles from our non-GAAP operating expenses and net income. Amortization of intangible assets expense is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well. Amortization expenses will recur in future periods.

•

Acquisition related charges and restructuring expenses: We incurred significant expenses in connection with acquisitions, which we would not have otherwise incurred in the periods presented. Acquisition related charges primarily consist of in-process research and development expenses, integration-related professional services, stock-based compensation expenses (in addition to the stock-based compensation expenses described above) and personnel related expenses for transitional employees. Stock-based compensation expenses included in acquisition related charges resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the terms of the options. Restructuring expenses consist of Oracle employee severance and Oracle duplicate facility closures in connection with acquisitions. We believe it is useful for investors to understand the effect of these expenses on our cost structure. Although acquisition related charges and restructuring costs are not recurring with respect to past acquisitions, we will incur these expenses in connection with future acquisitions.

For the nine months ended February 28, 2007, acquisition related charges also included a benefit related to the settlement of a lawsuit filed against PeopleSoft, Inc. on behalf of the U.S. government. This lawsuit was filed in October 2003, prior to our acquisition of PeopleSoft. The lawsuit alleged PeopleSoft made defective pricing disclosures to the General Services Administration. This lawsuit represented a pre-acquisition contingency that we identified and assumed in connection with the PeopleSoft acquisition. On October 10, 2006, we agreed to pay the U.S. government $98.5 million to settle this lawsuit. Business combination accounting standards require that after the end of the purchase price allocation period, any adjustment that results from a pre-acquisition contingency should be included as an element of net income in the period of settlement, versus an adjustment to the original purchase price allocation. Since the purchase price allocation period for PeopleSoft ended in the third quarter of our fiscal year 2006, the favorable difference of $51.5 million between the estimated exposure recorded for this lawsuit during the purchase price allocation period and the actual settlement amount has been included in our consolidated statement of operations for the nine months ended February 28, 2007 as a component of acquisition related charges.